--------------------------------------------------------------------------------
                                  Smith Barney
                            Small Cap Core Fund, Inc.
--------------------------------------------------------------------------------
             STYLE PURE SERIES | SEMI-ANNUAL REPORT | JUNE 30, 2001

                        [SMITH BARNEY LOGO] Smith Barney
                                            Mutual Funds
                 Your Serious Money, Professionally Managed.(SM)

             NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE

SANDIP A. BHAGAT
PORTFOLIO MANAGER

--------------------------------------------------------------------------------
SANDIP A. BHAGAT
--------------------------------------------------------------------------------
Sandip A. Bhagat, CFA, has more than 14 years of securities business experience.
Education: BS in Chemical Engineering from the University of Bombay, MS and MBA University of Connecticut.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation by investing principally in the stocks of companies with relatively small market capitalizations representing several industries and sectors.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
January 23, 1990

MANAGER TENURE
--------------------------------------------------------------------------------
4 Years

MANAGEMENT INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
14 Years

                                CLASS A       CLASS B         CLASS C
---------------------------------------------------------------------
NASDAQ                           SBDSX         SBDBX           SBDLX
---------------------------------------------------------------------
INCEPTION                       1/23/90       6/25/97         6/24/97
---------------------------------------------------------------------


                        [TEARDROP ART] Style Pure Series

                Semi-Annual Report o June 30, 2001

                SMITH BARNEY SMALL
                CAP CORE FUND, INC.

Average Annual Total Returns as of June 30, 2001

                                          Without Sales Charges(1)
                                   Class A           Class B             Class L
--------------------------------------------------------------------------------
Six-Month+                           1.32%             0.96%               0.96%
--------------------------------------------------------------------------------
One-Year                            (0.39)            (1.17)              (1.09)
--------------------------------------------------------------------------------
Five-Year                           11.44               N/A                 N/A
--------------------------------------------------------------------------------
Ten-Year                            11.07               N/A                 N/A
--------------------------------------------------------------------------------
Since Inception++                    9.86              8.69                8.89
--------------------------------------------------------------------------------

                                          With Sales Charges(2)
                                 Class A            Class B             Class L
--------------------------------------------------------------------------------
Six-Month+                        (3.75)%            (4.04)%             (1.07)%
--------------------------------------------------------------------------------
One-Year                          (5.37)             (5.77)              (3.01)
--------------------------------------------------------------------------------
Five-Year                         10.30                N/A                 N/A
--------------------------------------------------------------------------------
Ten-Year                          10.50                N/A                 N/A
--------------------------------------------------------------------------------
Since Inception++                  9.37               8.51                8.63
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares. Prior to June 23, 1997, dividends were reinvested according to the Fund's reinvestment plan, thereafter at net asset value.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year

++ Inception dates for Class A, B and L shares are January 23, 1990, June 25, 1997 and June 24, 1997, respectively.

--------------------------------------------------------------------------------

What's Inside
A Letter to Our Shareholders ..............................................    1
Historical Performance ....................................................    4
Growth of $10,000 .........................................................    7
Fund at a Glance ..........................................................    8
Schedule of Investments ...................................................    9
Statement of Assets and Liabilities .......................................   18
Statement of Operations ...................................................   19
Statements of Changes in Net Assets .......................................   20
Notes to Financial Statements .............................................   21
Financial Highlights ......................................................   25

[LOGO SMITH BARNEY] Smith Barney
                    Mutual Funds
Your Serious Money Professionally Managed (TM)

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

Dear Shareholder,

We are pleased to present the semi-annual report for the Smith Barney Small Cap Core Fund, Inc. ("Fund") for the period ended June 30, 2001. In this report, we highlight the economic environment over this period and discuss investment performance and strategy in the context of prevailing market conditions. We hope you find this report to be useful and informative.

Economic and Market Conditions

The performance of the U.S. equity market in both the first and second quarters of 2001 reflected the tug-of-war that is underway between declining interest rates on one side and declining earnings expectations on the other. Aggressive easing by the U.S. Federal Reserve ("Fed") sparked a rally in the stock market in both January and April but then a slew of downward earnings revisions sent stock prices sharply lower in February, March, May and June.

The U.S. economy is in the throes of an inventory correction that is severely affecting manufacturing industries. Advances in information technology that have been put in place in the past several years now allow companies to respond more quickly to a fall off in demand.

The Fed responded in kind to the more condensed time frame of inventory adjustment. In early January and again in late January, the Fed lowered its target for the federal funds rate by 50 basis points(1) each. During the period, the Fed cut rates six times by a total of 275 basis points. This rapid decline in interest rates within such a short period of time represents a much more aggressive response than what had become the norm under Alan Greenspan's tenure as Fed chairman.

After surging in the first month of each of the two quarters this year, the stock market was hit hard by a barrage of earnings disappointments and profit warnings, especially from the technology sector. With no immediate relief in sight from either lower interest rates or improving earnings visibility, stocks fell into a downward spiral.

The trend continued as the second quarter drew to a close with several blue chip companies guiding earnings estimates lower. The bad news ranged from an unexpected profit warning from drug manufacturer Merck(2) in an industry which is normally impervious to economic conditions to McDonalds(2) which registered its third consecutive miss.

Small cap stocks generally performed better than their large cap counterparts in the first half of 2001 while growth stocks generally performed poorly. During the first six months of 2001, the Russell 2000 Index ("Russell 2000")(3) returned 6.94% while the Standard & Poor's 500 Index ("S&P 500")(4) produced a return of negative 6.69%. The Russell 2000 Growth Index ("Russell 2000 Growth")(5) was essentially unchanged and significantly underperformed the Russell 2000 Value Index ("Russell 2000Value")(6) return of 12.78%.

----------
(1)   A basis point is 0.01%, or one one-hundredth of a percent.
(2) Please note that the Fund may not currently be and may never have, invested in Merck or McDonalds.
(3) The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
(4) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(5) Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.
(6) Russell 2000 Value measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.


1
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

We believe the outperformance of small cap stocks may be related to several different factors. In the first six months of 2001, investors preferred to invest in stocks that had been previously undervalued by the market. Small cap stocks have been generally undervalued for several years and perhaps did benefit from this change in investor preference. We also believe that small cap stocks were supported by the Fed's interest rate cuts. Small cap stocks tend to perform well in the early stages of an economic recovery. Many investors believe that the aggressive easing by the Fed sets the stage for an economic rebound in the not-so-distant future.

Investment Strategy and Performance

The Fund seeks long-term capital appreciation by investing in common stocks of U.S. companies with relatively small market capitalizations at the time of investment.(7) These are companies with market capitalizations in excess of $100 million and in the lowest 20% of publicly traded companies.

We do not attempt to time the market nor do we focus on exploiting market sector opportunities based on economic forecasts. Instead, we employ an active investment strategy based on a sophisticated, proprietary model that seeks to identify small cap stocks that are likely to outperform their peers. As a result of our investment approach, the Fund's holdings are widely diversified among 250 to 300 companies that should perform in a manner comparable to the Russell 2000 Index, a broad measure of the small cap market.

For the six months ended June 30, 2001, the Fund's Class A shares, without sales charges, produced a 1.32% return. The Fund's performance compared favorably to the performance of the average small cap core mutual fund and trailed the Russell 2000 return of 6.94%. Past performance is not indicative of future results.

The bulk of the Fund's underperformance, relative to the Russell 2000, came in the month of January. Stocks with low market capitalizations and low prices tended to rise sharply in January and outperformed the largest stocks within the Russell 2000 universe by a staggering margin of nearly 60%! Our approach to small cap investing is conscious of the liquidity and bankruptcy risks involved in micro cap stocks. As a general rule, we avoid stocks trading below $5 in price and also those that are followed by less than 3 analysts.

While the Fund matches its average size and market cap exposure to the benchmark, it was modestly underweight in the lowest size quintile stocks -- those that tend to be the least liquid and possess the greatest bankruptcy risk. This size bias hurt stock selection across all sectors and proved to be the dominant factor behind the Fund's underperformance in January.

In early 2001, the Fund was negatively impacted in the technology sector from not owning several low price stocks such as Legato Systems, Western Digital and InterDigital Communication, which all rose by over 100%. Early in the second quarter, the Fund benefited from the impact of Fed easing on stocks with relatively low P/E multiples such as Symantec, Emulex and Alpha Industries, which had been oversold in prior months. In the healthcare sector, biotechnology stocks such as Protein Design Labs, Invitrogen and Aviron recovered in the second quarter while the Fund's positions in stable growth companies such as Lifepoint Hospitals and NPS Pharmaceuticals were rewarded with higher valuations.

Outlook

While the U.S. economy remains mired in a sluggish slowdown, we believe there is some hope that the second quarter may mark the low point of this cycle. We expect the Fed's easing monetary policy, along with the tax cuts signed by President Bush, will reinvigorate the U.S. economy in the coming months ahead.

----------
(7) Please note that small cap companies often experience sharper price fluctuations than stocks of mid and large cap companies.


2
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

We believe that small cap stock valuations are the lowest they have been in years relative to other equity asset classes and, therefore, represent potential long-term investment opportunities. The fact that new money has begun to flow into small cap mutual funds and institutional portfolios for the first time in four years lends further credibility that investors should consider investing in small cap stocks.

In the meantime, however, the U.S. stock market continues to experience a high level of volatility as hopes of a recovery based on monetary and fiscal stimulus clash with ongoing evidence of weak corporate profits and lack of earnings visibility in the intermediate term. We maintain our dual focus on low valuation and rising earnings expectations as the key stock selection parameters during this difficult market environment.

Thank you for your investment in the Smith Barney Small Cap Core Fund, Inc.

Sincerely,

/s/ Heath B. McLendon                       /s/ Sandip A. Bhagat

Heath B. McLendon                           Sandip A. Bhagat, CFA
Chairman                                    Vice President

July 19, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund's investment portfolio. Please refer to pages 9 through 17 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is of June 30, 2001 and is subject to change.


3
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares(1)
--------------------------------------------------------------------------------

                                       Net Asset Value
                               ------------------------------
                                Beginning               End                Income              Capital Gain              Total
Period Ended                    of Period            of Period            Dividends            Distributions            Returns(2)
====================================================================================================================================
6/30/01                          $12.91               $13.08                $0.00                  $0.00                 1.32%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/00                          14.26                12.91                 0.00                   1.52                 1.57
------------------------------------------------------------------------------------------------------------------------------------
12/31/99                          13.35                14.26                 0.08                   1.68                21.09
------------------------------------------------------------------------------------------------------------------------------------
12/31/98                          13.68                13.35                 0.00                   0.16                (1.31)
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                          12.30                13.68                 0.04                   1.98                28.25
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                          12.15                12.30                 0.04                   2.00                20.56
------------------------------------------------------------------------------------------------------------------------------------
12/31/95                          11.78                12.15                 0.11                   1.94                18.90
------------------------------------------------------------------------------------------------------------------------------------
12/31/94                          12.50                11.78                 0.05                   0.09                (4.36)
------------------------------------------------------------------------------------------------------------------------------------
12/31/93                          11.49                12.50                 0.01                   0.00                 8.90
------------------------------------------------------------------------------------------------------------------------------------
12/31/92                          10.34                11.49                 0.05                   0.00                11.71
------------------------------------------------------------------------------------------------------------------------------------
12/31/91                           9.32                10.34                 0.14                   0.79                22.69
====================================================================================================================================
  Total                                                                     $0.52                 $10.16
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                       Net Asset Value
                               ------------------------------
                                Beginning               End                Income              Capital Gain              Total
Period Ended                    of Period            of Period            Dividends            Distributions            Returns(2)
====================================================================================================================================
6/30/01                          $12.45               $12.57                $0.00                  $0.00                 0.96%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/00                          13.92                12.45                 0.00                   1.52                 0.72
------------------------------------------------------------------------------------------------------------------------------------
12/31/99                          13.09                13.92                 0.00                   1.68                20.21
------------------------------------------------------------------------------------------------------------------------------------
12/31/98                          13.52                13.09                 0.00                   0.16                (2.07)
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97            13.34                13.52                 0.01                   1.98                16.73+
====================================================================================================================================
  Total                                                                     $0.01                  $5.34
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                       Net Asset Value
                               ------------------------------
                                Beginning               End                Income              Capital Gain              Total
Period Ended                    of Period            of Period            Dividends            Distributions            Returns(2)
====================================================================================================================================
6/30/01                          $12.45               $12.57                $0.00                  $0.00                 0.96%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/00                          13.91                12.45                 0.00                   1.52                 0.79
------------------------------------------------------------------------------------------------------------------------------------
12/31/99                          13.09                13.91                 0.00                   1.68                20.12
------------------------------------------------------------------------------------------------------------------------------------
12/31/98                          13.51                13.09                 0.00                   0.16                (1.99)
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97            13.24                13.51                 0.01                   1.98                17.53+
====================================================================================================================================
  Total                                                                     $0.01                  $5.34
====================================================================================================================================


4
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                       Net Asset Value
                               ------------------------------
                                Beginning               End                Income              Capital Gain              Total
Period Ended                    of Period            of Period            Dividends            Distributions            Returns(2)
====================================================================================================================================
6/30/01                          $13.07               $13.28                $0.00                  $0.00                 1.61%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/00                          14.37                13.07                 0.00                   1.52                 1.91
12/31/99                          13.34                14.37                 0.03                   1.68                21.55
------------------------------------------------------------------------------------------------------------------------------------
12/31/98                          13.63                13.34                 0.03                   0.16                (0.80)
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97            13.87                13.63                 0.04                   0.00                (1.42)+
====================================================================================================================================
  Total                                                                     $0.10                  $3.36
====================================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                                                       Without Sales Charges(2)
                                                                  ------------------------------------------------------------------
                                                                  Class A(1)           Class B            Class L            Class Y
====================================================================================================================================
Six Months Ended 6/30/01+                                           1.32%               0.96%              0.96%             1.61%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/01                                                 (0.39)              (1.17)             (1.09)             0.05
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 6/30/01                                           11.44                 N/A                N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 6/30/01                                            11.07                 N/A                N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/01                                          9.86                8.69               8.89              6.25
====================================================================================================================================

                                                                                         With Sales Charges(3)
                                                                  ------------------------------------------------------------------
                                                                  Class A(1)           Class B            Class L            Class Y
====================================================================================================================================
Six Months Ended 6/30/01+                                          (3.75)%             (4.04)%            (1.07)%            1.61%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/01                                                 (5.37)              (5.77)             (3.01)             0.05
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 6/30/01                                           10.30                 N/A                N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 6/30/01                                            10.50                 N/A                N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/01                                          9.37                8.51               8.63              6.25
====================================================================================================================================


5
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                       Without Sales Charges(2)
================================================================================
Class A (6/30/91 through 6/30/01)                              193.14%
--------------------------------------------------------------------------------
Class B (Inception* through 6/30/01)                            39.74
--------------------------------------------------------------------------------
Class L (Inception* through 6/30/01)                            40.80
--------------------------------------------------------------------------------
Class Y (Inception* through 6/30/01)                            25.15
================================================================================

(1) The Fund converted from a closed-end fund to an open-end fund on June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange. As of June 23, 1997, all existing shares were converted to a Class A shares. The total returns noted for Class A shares may have been different if the Fund had been an open-end fund from inception. All historical performance information for Class A shares through June 23, 1997 is based on net asset value while it was a closed-end fund. Closed-end funds are not subject to the same legal requirements as open-end funds, especially to liquidity requirements.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter, at net asset value.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B, L and Y shares are January 23, 1990, June 25, 1997, June 24, 1997 and October 17, 1997, respectively.


6
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
Smith Barney Small Cap Core Fund, Inc. vs. Russell 2000 Index+
--------------------------------------------------------------------------------
                             June 1991 -- June 2001

  [The following table was depicted as a line chart in the printed material.]

                      Smith Barney Small             Russell 2000
                      Cap Core Fund, Inc.            Stock Index
                      -------------------            -----------
June 1991                    9499                        10000
 Dec 1991                    9926                        11439
 Dec 1992                   11088                        13544
 Dec 1993                   12075                        16101
 Dec 1994                   11513                        15808
 Dec 1995                   14278                        20307
 Dec 1996                   17214                        23656
 Dec 1997                   22076                        28947
 Dec 1998                   21787                        28212
 Dec 1999                   26382                        34206
 Dec 2000                   26795                        33173
June 2001                   27148                        35475

+ Hypothetical illustration of $10,000 invested on December 31, 1990, assuming reinvestment of dividends and capital gains, if any, through December 31, 2000. As of June 23, 1997, all existing shares became Class A shares. The Fund operated as a closed-end mutual fund until June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange, and dividends were eligible for reinvestment through the Fund's dividend reinvestment plan; since that time, dividends have been reinvested at net asset value. Current total return information is based on net asset value while it was a closed-end fund. For purposes of this illustration, the current maximum front-end sales charge for Class A shares of 5.00% has been used to compute the initial account value at inception. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements; therefore, the performance indicated above may have been different had the Fund been an open-end fund since inception. The Russell 2000 Index is comprised of 2000 of the smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


7
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
         Smith Barney Small Cap Core Fund, Inc. at a Glance (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

 1. Lifepoint Hospitals, Inc. ...........................................   0.9%

 2. Simpson Manufacturing Co., Inc. .....................................   0.8

 3. AMETEK, Inc. ........................................................   0.8

 4. Education Management Corp. ..........................................   0.7

 5. Rent-A-Center, Inc. .................................................   0.7

 6. Parkway Properties, Inc. ............................................   0.7

 7. THQ Inc. ............................................................   0.7

 8. Atlantic Coast Airlines Holdings, Inc. ..............................   0.7

 9. DR Horton, Inc. .....................................................   0.7

10. Seacoast Financial Services Corp. ...................................   0.7

--------------------------------------------------------------------------------
                           Industry Diversification*+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

  7.1%         Banking
  2.9%         Biotechnology
  4.0%         Energy
  4.2%         Computer Products and Services
  9.8%         Healthcare
  6.9%         Real Estate
  6.0%         Retail
  3.7%         Semiconductors
  4.4%         Software
  5.3%         Utilities
 45.7%         Other
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Investment Breakdown*++
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

  97.2%        Common Stock
   0.5%        U.S. Treasury Bills
   2.3%        Repurchase Agreement
--------------------------------------------------------------------------------

* All information is as of June 30, 2001. Please note that holdings are subject to change.

+     As a percentage of total common stock.

++    As a percentage of total investments.


8
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 2001
--------------------------------------------------------------------------------

SHARES               SECURITY                                            VALUE
================================================================================
COMMON STOCK -- 97.2%
Aerospace/Defense -- 1.0%
      22,600     Alliant Techsystems Inc. (a)                        $ 2,031,740
      30,500     Esterline Technologies Corp. (a)                        663,375
      52,100     SBS Technologies, Inc. (a)                              985,732
--------------------------------------------------------------------------------
                                                                       3,680,847
--------------------------------------------------------------------------------
Automotive -- 2.0%
      86,600     ArvinMeritor, Inc.                                    1,449,684
      68,200     Donaldson Co., Inc.                                   2,124,430
      12,400     Landstar System, Inc. (a)                               843,448
      68,800     Lear Corp. (a)                                        2,401,120
      47,000     Pennzoil - Quaker State Co.                             526,400
--------------------------------------------------------------------------------
                                                                       7,345,082
--------------------------------------------------------------------------------
Banking -- 6.9%
      27,100     Commerce Bancorp, Inc.                                1,899,710
      12,100     Corus Bankshares, Inc.                                  729,025
      54,200     Doral Financial Corp.                                 1,859,060
      36,400     East West Bancorp, Inc.                                 982,800
      47,500     Firstfed Financial Corp.                              1,415,500
      72,800     Greater Bay Bancorp                                   1,818,544
     124,500     Harbor Florida Bancshares, Inc.                       2,384,175
      57,400     MAF Bancorp, Inc.                                     1,762,180
      41,895     Provident Bankshares Corp.                            1,044,861
      52,300     Republic Bancorp Inc.                                   726,970
     150,900     Seacoast Financial Services Corp.                     2,452,125
      26,000     Silicon Valley Bancshares (a)                           572,000
      74,200     Southwest Bancorporation of Texas, Inc. (a)           2,241,582
      13,600     Staten Island Bancorp, Inc.                             378,760
      50,800     UCBH Holdings, Inc.                                   1,541,780
      77,100     United Bankshares, Inc.                               2,066,280
      41,400     Westamerica Bancorporation                            1,624,950
--------------------------------------------------------------------------------
                                                                      25,500,302
--------------------------------------------------------------------------------
Biotechnology -- 2.8%
      37,800     Aviron (a)(b)                                         2,154,600
     101,100     Bio-Technology General Corp. (a)                      1,324,410
      36,300     Cambrex Corp.                                         1,836,054
      93,100     Cell Genesys, Inc. (a)                                1,908,550
      29,100     Corixa Corp. (a)                                        496,737
      25,040     Incyte Genomics, Inc. (a)                               613,981
      52,400     NPS Pharmaceuticals, Inc. (a)                         2,106,480
--------------------------------------------------------------------------------
                                                                      10,440,812
--------------------------------------------------------------------------------
Broadcasting -- 0.2%
      40,500     Crown Media Holdings, Inc. (a)                         751,275
--------------------------------------------------------------------------------
Business Services -- 2.8%
      15,450     Fair, Isaac and Co., Inc.                               955,119
      40,100     FileNet Corp. (a)                                       593,480
      47,400     F.Y.I. Inc. (a)(b)                                    1,943,400
      17,900     Heidrick & Struggles International, Inc. (a)            363,907


                       See Notes to Financial Statements.


9
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

SHARES               SECURITY                                            VALUE
================================================================================
Business Services -- 2.8% (continued)
      63,300     John H. Harland Co.                                 $ 1,474,890
      29,900     Korn/Ferry International (a)                            463,450
      68,000     The Management Network Group, Inc. (a)                  414,800
      14,400     National Data Corp.                                     466,560
      29,000     NCO Group, Inc. (a)                                     896,970
      68,700     On Assignment, Inc. (a)                               1,236,600
      10,300     Paxar Corp. (a)                                         148,320
      26,600     Perot Systems Corp., Class A Shares (a)                 481,460
      58,400     Sapient Corp. (a)                                       569,400
      14,300     Wallace Computer Services, Inc.                         236,522
--------------------------------------------------------------------------------
                                                                      10,244,878
--------------------------------------------------------------------------------
Chemicals -- 2.0%
      85,200     Crompton Corp.                                          928,680
      56,100     Cytec Industries Inc. (a)                             2,131,800
      74,900     Ferro Corp.                                           1,633,569
      33,300     Minerals Technologies Inc.                            1,429,236
      20,400     OM Group, Inc.                                        1,147,500
--------------------------------------------------------------------------------
                                                                       7,270,785
--------------------------------------------------------------------------------
Computers -- 1.1%
      36,400     InFocus Corp. (a)                                       742,196
      18,200     Mercury Computer Systems, Inc. (a)                      802,620
     104,100     Sensormatic Electronics Corp. (a)(c)                  1,769,700
      63,400     Storage Technology Corp. (a)(c)                         872,384
--------------------------------------------------------------------------------
                                                                       4,186,900
--------------------------------------------------------------------------------
Consumer Products and Services -- 4.1%
       3,900     1-800 Contacts, Inc. (a)                                 96,681
      24,200     1-800-FLOWERS.COM, Inc. (a)                             359,128
      26,800     Corinthian Colleges, Inc. (a)                         1,261,476
      30,150     Direct Focus, Inc. (a)(c)                             1,432,125
      65,200     Education Management Corp. (a)                        2,611,260
      80,300     NBTY, Inc. (a)                                          998,932
      85,600     Oakley, Inc. (a)                                      1,583,600
      49,200     Rent-A-Center, Inc. (a)                               2,587,920
      19,900     The Scotts Co., Class A Shares (a)                      824,855
     178,000     Service Corp. International (a)(c)                    1,132,080
      35,200     The Toro Co.                                          1,582,240
      22,800     Tupperware Corp.                                        534,204
--------------------------------------------------------------------------------
                                                                      15,004,501
--------------------------------------------------------------------------------
Diversified -- 0.3%
      16,300     National Service Industries, Inc.                       367,891
      33,800     Pittston Brink's Group                                  753,402
--------------------------------------------------------------------------------
                                                                       1,121,293
--------------------------------------------------------------------------------
Drugs -- 2.6%
      58,700     Cell Therapeutics, Inc. (a)                           1,622,468
      16,500     Cubist Pharmaceuticals, Inc. (a)                        627,000
      74,100     ILEX Oncology, Inc. (a)                               2,215,590
      39,786     Medicis Pharmaceutical Corp., Class A Shares (a)      2,108,658


                       See Notes to Financial Statements.


10
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

SHARES               SECURITY                                            VALUE
================================================================================
Drugs -- 2.6% (continued)
     120,200     Miravant Medical Technologies (a)                   $ 1,562,600
      93,500     Perrigo Co. (a)                                       1,560,515
--------------------------------------------------------------------------------
                                                                       9,696,831
--------------------------------------------------------------------------------
Electronics -- 1.9%
      55,000     Alpha Industries, Inc.(b)                             1,625,250
      26,800     DDi Corp. (a)                                           536,000
      27,900     FEI Co. (a)                                           1,143,900
      34,600     Nanometrics Inc. (a)                                    951,050
      26,400     Pixelworks, Inc. (a)                                    943,536
      91,700     Trimble Navigation Ltd. (a)                           1,787,233
--------------------------------------------------------------------------------
                                                                       6,986,969
--------------------------------------------------------------------------------
Energy -- 3.9%
      64,700     C&D Technologies, Inc.                                2,005,700
      56,900     Cabot Oil & Gas Corp., Class A Shares                 1,388,360
      58,900     Cal Dive International, Inc. (a)                      1,448,940
     131,600     Chesapeake Energy Corp. (a)                             894,880
      97,800     The Meridian Resource Corp. (a)                         701,226
      43,700     Newpark Resources, Inc. (a)                             485,070
      37,300     Offshore Logistics, Inc. (a)                            708,700
     252,000     Parker Drilling Co. (a)                               1,638,000
      50,700     Patina Oil & Gas Corp.                                1,343,550
      29,000     SEACOR SMIT Inc. (a)                                  1,355,460
      22,000     Stone Energy Corp. (a)                                  974,600
      41,500     Swift Energy Co. (a)                                  1,250,395
--------------------------------------------------------------------------------
                                                                      14,194,881
--------------------------------------------------------------------------------
Engineering and Construction -- 3.2%
      57,800     Centex Construction Products, Inc.                    1,878,500
      23,300     Centex Corp.                                            949,475
     109,910     D.R. Horton, Inc.                                     2,494,957
      11,000     Jacobs Engineering Group, Inc.                          717,530
      17,500     KB Home                                                 527,975
      36,440     Lennar Corp.(c)                                       1,519,548
      11,600     Pulte Homes, Inc.                                       494,508
      46,400     Simpson Manufacturing Co., Inc. (a)                   2,807,200
       7,500     Toll Brothers, Inc. (a)                                 294,825
--------------------------------------------------------------------------------
                                                                      11,684,518
--------------------------------------------------------------------------------
Financial Services -- 2.8%
      14,200     Affiliated Managers Group, Inc. (a)(b)                  873,300
      24,400     Allied Capital Corp.                                    564,860
      23,500     AmeriCredit Corp. (a)(c)                              1,220,825
      15,600     Arthur J. Gallagher & Co.                               405,600
      56,300     Charter Municipal Mortgage Acceptance Co.               897,985
      28,900     CompuCredit Corp. (a)(c)                                319,345
      17,800     Digital Insight Corp. (a)                               393,380
      86,000     The First American Corp.(c)                           1,628,840
     191,900     Friedman, Billings, Ramsey Group, Inc., Class A
                 Shares (a)                                            1,343,300
      22,500     Investors Financial Services Corp.                    1,507,500

                       See Notes to Financial Statements.


11
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

SHARES               SECURITY                                            VALUE
================================================================================
Financial Services -- 2.8% (continued)
      18,700     Jefferies Group, Inc.                               $   605,880
      15,700     Raymond James Financial, Inc.                           480,420
--------------------------------------------------------------------------------
                                                                      10,241,235
--------------------------------------------------------------------------------
Food and Beverage -- 2.1%
      12,500     Constellation Brands, Inc., Class A Shares (a)          512,500
      68,900     The Earthgrains Co.                                   1,791,400
      35,000     Performance Food Group Co. (a)                        1,058,050
      55,700     Ralcorp Holdings, Inc. (a)                            1,043,818
      18,420     The Robert Mondavi Corp., Class A Shares (a)            746,747
      60,200     Smithfield Foods, Inc. (a)                            2,426,060
       5,400     Suiza Foods Corp. (a)(c)                                286,740
--------------------------------------------------------------------------------
                                                                       7,865,315
--------------------------------------------------------------------------------
Gaming -- 0.7%
      11,800     Anchor Gaming                                           762,516
     137,300     Aztar Corp. (a)                                       1,661,330
--------------------------------------------------------------------------------
                                                                       2,423,846
--------------------------------------------------------------------------------
Healthcare -- 9.5%
      17,700     Albany Molecular Reaserch, Inc. (a)                     672,777
      16,000     AmeriSource Health Corp., Class A Shares (a)(c)         884,800
      70,600     Apria Healthcare Group Inc. (a)                       2,036,810
      28,612     Caremark Rx, Inc. (a)                                   470,667
      26,000     Cerner Corp. (a)(c)                                   1,092,000
      55,500     Coventry Health Care, Inc. (a)                        1,121,100
      35,400     Cyberonics, Inc. (a)                                    598,260
      47,283     Datascope Corp.                                       2,179,273
      15,940     Diagnostic Products Corp.                               529,208
      59,000     Eclipsys Corp. (a)                                    1,657,900
      65,500     Endocare, Inc. (a)                                    1,047,345
      60,400     IDX Systems Corp. (a)                                   725,404
      59,200     IGEN International, Inc. (a)(c)                       1,539,200
      14,200     IMPATH Inc. (a)                                         629,060
      14,500     Laboratory Corp. of America Holdings (a)              1,115,050
      72,300     LifePoint Hospitals, Inc. (a)                         3,201,444
      38,700     Lincare Holdings Inc. (a)                             1,161,387
      85,100     Mid Atlantic Medical Services, Inc. (a)               1,525,843
      47,000     Noven Pharmaceuticals, Inc. (a)                       1,842,400
      28,800     Pharmaceutical Product Development, Inc. (a)            878,688
      47,020     ResMed Inc. (a)(c)                                    2,376,861
      91,500     Sonic Innovations, Inc. (a)(c)                          590,175
      94,500     STERIS Corp. (a)                                      1,894,725
      51,500     Sunrise Assisted Living, Inc. (a)(c)                  1,351,875
      29,100     Syncor International Corp. (a)                          902,100
      24,100     Triad Hospitals, Inc. (a)                               710,227
      44,600     Varian Inc. (a)                                       1,440,580
      10,300     Varian Medical Systems, Inc. (a)                        736,450
--------------------------------------------------------------------------------
                                                                      34,911,609
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


12
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

SHARES               SECURITY                                            VALUE
================================================================================
Home Furnishings -- 1.2%
     137,700     Haverty Furniture Cos., Inc.                        $ 2,058,615
     321,100     Interface, Inc., Class A Shares                       2,408,250
--------------------------------------------------------------------------------
                                                                       4,466,865
--------------------------------------------------------------------------------
Insurance -- 3.0%
       5,800     American National Insurance Co.                         433,550
      23,000     Fidelity National Financial, Inc.                       565,110
      51,200     HCC Insurance Holdings, Inc.                          1,254,400
      55,800     LandAmerica Financial Group, Inc.                     1,777,230
      73,600     Leucadia National Corp.                               2,388,320
      23,800     Liberty Financial Cos., Inc.                            772,310
      18,400     Philadelphia Consolidated Holding Corp. (a)             639,952
      52,833     ProAssurance Corp. (a)                                  911,369
      41,200     Selective Insurance Group, Inc.                       1,099,216
      28,700     StanCorp Financial Group, Inc.                        1,360,093
--------------------------------------------------------------------------------
                                                                      11,201,550
--------------------------------------------------------------------------------
Internet -- 1.5%
      47,800     Art Technology Group, Inc. (a)                          277,240
      34,900     INT Media Group, Inc. (a)                               139,600
      27,000     IntraNet Solutions, Inc. (a)                          1,027,350
     101,300     McAfee.com Corp. (a)                                  1,243,964
      38,400     SeeBeyond Technology Corp. (a)                          460,800
      94,400     SonicWALL, Inc. (a)                                   2,379,824
--------------------------------------------------------------------------------
                                                                       5,528,778
--------------------------------------------------------------------------------
Leisure -- 2.4%
      21,000     Bally Total Fitness Holding Corp. (a)(c)                621,810
      27,100     Callaway Golf Co.                                       428,180
      45,100     Choice Hotels International, Inc. (a)                   676,500
      42,600     Extended Stay America, Inc. (a)                         639,000
      18,300     Harman International Industries, Inc.                   697,047
      13,700     Polaris Industries Inc.                                 627,460
      43,000     Prime Hospitality Corp. (a)                             509,550
      42,300     THQ Inc. (a)                                          2,522,349
      93,700     The Topps Co., Inc. (a)                               1,095,353
      35,300     WMS Industries Inc. (a)                               1,135,601
--------------------------------------------------------------------------------
                                                                       8,952,850
--------------------------------------------------------------------------------
Machinery -- 2.5%
      91,600     AMETEK, Inc.(b)                                       2,798,380
      46,900     JLG Industries, Inc.                                    579,215
      29,300     Mettler-Toledo International Inc. (a)                 1,267,225
     127,600     Presstek, Inc. (a)                                    1,531,200
      58,200     Stewart & Stevenson Services, Inc.                    1,920,600
      15,100     Tecumseh Products Co., Class A Shares                   747,450
       9,100     Zebra Technologies Corp. (a)                            446,992
--------------------------------------------------------------------------------
                                                                       9,291,062
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


13
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

SHARES               SECURITY                                            VALUE
================================================================================
Metals -- 1.3%
     116,500     AK Steel Holding Corp.                              $ 1,460,910
      57,200     Reliance Steel & Aluminum Co.                         1,444,300
      20,900     The Shaw Group Inc. (a)(c)                              838,090
     107,300     Tower Automotive, Inc. (a)                            1,099,825
--------------------------------------------------------------------------------
                                                                       4,843,125
--------------------------------------------------------------------------------
Networking -- 0.5%
      13,900     Black Box Corp. (a)                                     936,304
      80,700     Crossroads Systems, Inc. (a)                            523,743
      29,900     Proxim, Inc. (a)                                        421,590
--------------------------------------------------------------------------------
                                                                       1,881,637
--------------------------------------------------------------------------------
Packaging/Containers -- 1.2%
      64,600     AptarGroup, Inc.                                      2,094,978
     122,500     Ivex Packaging Corp. (a)                              2,327,500
--------------------------------------------------------------------------------
                                                                       4,422,478
--------------------------------------------------------------------------------
Paper and Forest Products -- 0.6%
      61,800     Potlatch Corp.                                        2,126,538
--------------------------------------------------------------------------------
Publishing -- 0.8%
      30,200     R.H. Donnelley Corp.                                    966,400
      42,400     Scholastic Corp. (a)                                  1,908,000
--------------------------------------------------------------------------------
                                                                       2,874,400
--------------------------------------------------------------------------------
Real Estate -- 6.7%
      98,300     Catellus Development Corp. (a)(b)                     1,715,335
      50,400     Chateau Communities, Inc.                             1,582,560
      60,600     Cousins Properties, Inc.                              1,627,110
     139,100     Equity Inns Inc.                                      1,363,180
      56,600     First Industrial Realty Trust, Inc.                   1,819,124
      39,300     Health Care Property Investors, Inc.                  1,351,920
      85,100     IndyMac Bancorp, Inc. (a)                             2,280,680
      85,700     Jones Lang LaSalle Inc. (a)                           1,131,240
      45,800     Mid-America Apartment Communities, Inc.               1,172,022
      12,200     NVR, Inc. (a)                                         1,805,600
      71,600     Parkway Properties, Inc.                              2,523,900
      99,230     Reckson Associates Realty Corp.                       2,282,290
      54,400     Regency Centers Corp.                                 1,381,760
      64,500     Security Capital Group Inc., Class B Shares (a)       1,380,300
     103,000     Trammell Crow Co. (a)                                 1,138,150
--------------------------------------------------------------------------------
                                                                      24,555,171
--------------------------------------------------------------------------------
Retail -- 5.8%
      24,713     Abercrombie & Fitch Co., Class A Shares (a)           1,099,729
      17,100     American Eagle Outfitters, Inc. (a)(c)                  602,604
      67,800     Applebee's International, Inc.                        2,169,600
     115,800     The Cato Corp., Class A Shares                        2,260,416
      53,100     CBRL Group, Inc.                                        900,045
      23,100     The Cheesecake Factory Inc.(c)                          653,730
      55,650     Chicos FAS, Inc. (a)(c)                               1,655,588
      15,400     The Children's Place Retail Stores, Inc. (a)(c)         412,720

                       See Notes to Financial Statements.

14
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

SHARES               SECURITY                                            VALUE
================================================================================
Retail -- 5.8% (continued)
      72,500     Copart, Inc. (a)                                    $ 2,120,625
      34,500     Cost Plus, Inc. (a)                                   1,035,000
      29,400     The Dress Barn, Inc. (a)                                668,850
      55,087     Jack in the Box Inc. (a)                              1,437,771
      48,300     The Neiman-Marcus Group, Inc., Class A Shares (a)     1,497,300
      79,300     Pier 1 Imports, Inc.                                    911,950
      45,200     SCP Pool Corp. (a)                                    1,556,688
      66,000     Stein Mart, Inc. (a)                                    682,440
      47,400     Too Inc. (a)                                          1,298,760
      27,900     Venator Group, Inc. (a)                                 426,870
--------------------------------------------------------------------------------
                                                                      21,390,686
--------------------------------------------------------------------------------
Semiconductors -- 3.6%
      33,800     Cirrus Logic, Inc. (a)                                  778,414
      26,900     DuPont Photomasks, Inc. (a)                           1,297,925
      50,800     Electro Scientific Industries, Inc. (a)               1,935,480
      64,100     Exar Corp. (a)                                        1,266,616
      42,000     General Semiconductor, Inc. (a)                         439,320
      60,400     Ibis Technology Corp. (a)                               666,212
      67,900     Kopin Corp. (a)                                         824,306
      26,700     Microsemi Corp. (a)                                   1,895,700
      63,300     Oak Technology, Inc. (a)                                670,347
      51,800     Therma-Wave Inc. (a)                                    987,826
      45,700     TranSwitch Corp. (a)                                    491,275
      45,300     Varian Semiconductor Equipment Associates, Inc. (a)   1,902,600
--------------------------------------------------------------------------------
                                                                      13,156,021
--------------------------------------------------------------------------------
Software -- 4.2%
      45,000     Actuate Corp. (a)                                       429,750
      17,900     Advent Software, Inc. (a)(c)                          1,136,650
      70,000     AremisSoft Corp. (a)(c)                               1,134,000
      23,400     Aspen Technology, Inc. (a)                              566,280
       7,900     Avid Technology, Inc. (a)                               124,030
      83,400     BSQUARE Corp. (a)                                       876,534
      29,400     Caminus Corp. (a)                                       792,918
     112,700     Datastream Systems, Inc. (a)                            849,758
      22,500     Documentum, Inc. (a)                                    290,700
      49,400     J.D. Edwards & Co. (a)                                  698,516
     101,800     JDA Software Group, Inc. (a)                          1,690,898
      49,900     Mentor Graphics Corp. (a)                               873,250
      48,700     Netegrity, Inc. (a)                                   1,461,000
      41,680     NetIQ Corp. (a)                                       1,304,167
      84,000     Progress Software Corp. (a)                           1,360,800
      30,100     SERENA Software, Inc. (a)                             1,093,834
      48,500     Verity, Inc. (a)                                        967,575
--------------------------------------------------------------------------------
                                                                      15,650,660
--------------------------------------------------------------------------------
Telecommunications -- 2.5%
      53,300     Alamosa Holdings, Inc. (a)                              868,790
      37,300     Andrew Corp. (a)                                        688,185
      28,800     Belden Inc.                                             770,400

                       See Notes to Financial Statements.


15
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

SHARES               SECURITY                                            VALUE
================================================================================
Telecommunications -- 2.5% (continued)
      19,600     Digital Lightwave, Inc. (a)                          $  724,416
      34,900     DMC Stratex Networks, Inc. (a)                          349,000
      46,250     Dycom Industries, Inc. (a)                            1,060,513
      70,100     Illuminet Holdings, Inc. (a)                          2,204,645
      67,300     ITC^DeltaCom, Inc. (a)                                  269,200
      34,990     MasTec, Inc. (a)                                        461,868
     137,500     SpectraLink Corp. (a)                                 1,788,875
--------------------------------------------------------------------------------
                                                                       9,185,892
--------------------------------------------------------------------------------
Textiles/Apparel -- 1.3%
      39,800     Phillips-Van Heusen Corp.                               573,120
      14,000     Polo Ralph Lauren Corp. (a)                             361,200
      55,200     Reebok International Ltd. (a)                         1,763,640
      25,900     Russell Corp.                                           440,041
      94,600     Steven Madden, Ltd. (a)                               1,728,342
--------------------------------------------------------------------------------
                                                                       4,866,343
--------------------------------------------------------------------------------
Tobacco -- 0.4%
      41,800     Universal Corp.                                       1,657,788
--------------------------------------------------------------------------------
Transportation -- 2.6%
      76,900     AirTran Holdings, Inc. (a)                              807,450
      42,300     Alexander & Baldwin, Inc.                             1,089,225
     108,900     Arkansas Best Corp. (a)                               2,510,145
      29,300     Atlantic Coast Airlines Holdings, Inc. (a)              878,707
      74,300     Atlas Air, Inc. (a)(b)                                1,052,088
      32,400     Roadway Corp.                                           770,148
     117,711     Wabtec Corp.                                          1,765,665
      35,900     Yellow Corp. (a)                                        681,382
--------------------------------------------------------------------------------
                                                                       9,554,810
--------------------------------------------------------------------------------
Utilities -- 5.2%
      28,700     AGL Resources Inc.                                      681,625
      14,200     CH Energy Group, Inc.                                   624,090
     128,180     El Paso Electric Co.                                  2,049,598
      27,000     Energen Corp.                                           745,200
      63,700     MDU Resources Group, Inc.                             2,015,468
      45,800     New Jersey Resources Corp.                            2,070,160
       8,800     NorthWestern Corp.                                      197,120
      13,600     Peoples Energy Corp.                                    546,720
      66,400     Public Service Co. of New Mexico                      2,131,440
      43,700     RGS Energy Group Inc.                                 1,638,750
      61,800     Southwest Gas Corp.                                   1,463,424
      74,900     UGI Corp.                                             2,022,300
      30,700     UIL Holdings Corp.                                    1,491,713
      31,500     Unisource Energy Corp.                                  723,555
      24,200     WGL Holdings Inc.                                       656,062
--------------------------------------------------------------------------------
                                                                      19,057,225
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost -- $326,794,120)                              358,215,758
================================================================================

                       See Notes to Financial Statements.


16
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

FACE
AMOUNT               SECURITY                                            VALUE
================================================================================
U.S. TREASURY BILLS -- 0.5%
$  1,890,000     U.S. Treasury Bills due 9/13/01 (b)
                   (Cost -- $1,876,475)                             $  1,876,467
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.3%
   8,382,000     Goldman, Sachs & Co., 3.92% due 7/2/01; Proceeds
                   at maturity -- $8,384,738; (Fully collateralized
                   by U.S. Treasury Bills, Bonds and Notes, 0.00%
                   to 14.25% due 7/31/01 to 8/15/05; Market
                   value -- $8,549,645) (Cost -- $8,382,000)           8,382,000
--------------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $337,052,595*)                            $368,474,225
--------------------------------------------------------------------------------

(a)   Non-income producing security.
(b)   Security is segregated as collateral for futures contracts commitments.
(c)   All or a portion of this security is on loan (See Note 7).
*     Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


17
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                     June 30 2001
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $337,052,595)                                        $ 368,474,225
     Cash                                                                                          449
     Collateral for securities on loan (Note 7)                                             24,323,506
     Receivable for securities sold                                                         11,161,006
     Receivable for Fund shares sold                                                           389,420
     Receivable from broker - variation margin                                                 101,000
     Dividends and interest receivable                                                         293,250
------------------------------------------------------------------------------------------------------
     Total Assets                                                                          404,742,856
------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 7)                                                24,323,506
     Payable for securities purchased                                                       10,054,807
     Investment advisory fee payable                                                           184,894
     Administration fee payable                                                                 28,835
     Payable for Fund shares purchased                                                           7,500
     Distribution fee payable                                                                    7,220
     Accrued expenses                                                                           77,277
------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                      34,684,039
------------------------------------------------------------------------------------------------------
Total Net Assets                                                                         $ 370,058,817
======================================================================================================
NET ASSETS:
     Par value of capital shares                                                         $      28,107
     Capital paid in excess of par value                                                   364,515,854
     Undistributed net investment income                                                       730,088
     Accumulated net realized loss from security transactions and futures contracts        (26,756,383)
     Net unrealized appreciation of investments and futures contracts                       31,541,151
------------------------------------------------------------------------------------------------------
Total Net Assets                                                                         $ 370,058,817
------------------------------------------------------------------------------------------------------
Shares Outstanding:
     Class A                                                                                 2,619,054
     -------------------------------------------------------------------------------------------------
     Class B                                                                                 2,090,963
     -------------------------------------------------------------------------------------------------
     Class L                                                                                 1,535,544
     -------------------------------------------------------------------------------------------------
     Class Y                                                                                21,861,420
     -------------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                             $13.08
     -------------------------------------------------------------------------------------------------
     Class B *                                                                                  $12.57
     -------------------------------------------------------------------------------------------------
     Class L **                                                                                 $12.57
     -------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                             $13.28
     -------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)                          $13.77
     -------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                          $12.70
======================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


18
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)       For the Six Months Ended June 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                                     $  1,646,467
     Interest                                                                           423,072
     Less: Foreign withholding tax                                                       (1,738)
-----------------------------------------------------------------------------------------------
     Total Investment Income                                                          2,067,801
-----------------------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fee (Note 2)                                                 1,131,116
     Distribution fee (Note 2)                                                          260,205
     Administration fee (Note 2)                                                        174,018
     Shareholder and system servicing fees                                               50,277
     Registration fees                                                                   35,025
     Shareholder communications                                                          23,174
     Audit and legal                                                                     22,705
     Custody                                                                             10,683
     Directors' fees                                                                        877
     Other                                                                                4,132
-----------------------------------------------------------------------------------------------
     Total Expenses                                                                   1,712,212
-----------------------------------------------------------------------------------------------
Net Investment Income                                                                   355,589
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)                      15,387,806
        Futures contracts                                                              (780,942)
-----------------------------------------------------------------------------------------------
     Net Realized Gain                                                               14,606,864
-----------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments and Futures Contracts:
        Beginning of period                                                          41,037,979
        End of period                                                                31,541,151
-----------------------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                                         (9,496,828)
-----------------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                                         5,110,036
-----------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                             $  5,465,625
================================================================================================

                       See Notes to Financial Statements.


19
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2001 (unaudited) and the Year Ended December 31, 2000

                                                                             2001            2000
====================================================================================================
OPERATIONS:
     Net investment income                                            $     355,589    $   1,224,186
     Net realized gain (loss)                                            14,606,864      (16,594,100)
     Increase (decrease) in net unrealized appreciation                  (9,496,828)      21,868,530
----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                               5,465,625        6,498,616
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                     --               --
     Net realized gains                                                        --        (40,615,594)
----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders                 --        (40,615,594)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares                                    32,306,086      224,389,295
     Net asset value of shares issued for reinvestment of dividends            --          7,904,432
     Cost of shares reacquired                                          (35,161,533)    (174,421,126)
----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Fund Share Transactions      (2,855,447)      57,872,601
----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                    2,610,178       23,755,623

NET ASSETS:
     Beginning of period                                                367,448,639      343,693,016
----------------------------------------------------------------------------------------------------
     End of period*                                                   $ 370,058,817    $ 367,448,639
====================================================================================================
* Includes undistributed net investment income of:                    $     730,088    $     374,499
====================================================================================================

                       See Notes to Financial Statements.


20
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Small Cap Core Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange or on the Nasdaq National Market System are valued at closing prices on such exchange or market; securities for which no sales prices are reported are valued at the mean between the most recently quoted bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $95,058 was reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Travelers Investment Management Company ("TIMCO"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays TIMCO a fee calculated at the annual rate of 0.65% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, another subsidiary of SSBH, acts as the Fund's administrator. As compensation for its services, the Fund pays SBFM a fee calculated at the annual rate of 0.10% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended June 30, 2001, the Fund paid transfer agent fees of $38,464 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended June 30, 2001, SSB and its affiliates did not receive any brokerage commissions.


21
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2001, SSB received sales charges of approximately $28,000 and $13,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended June 30, 2001 CDSCs paid to SSB were approximately:

                                     Class A         Class B             Class L
================================================================================
CDSCs                                $21,000         $24,000             $2,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class.

For the six months ended June 30, 2001, total Distribution Plan fees were as follows:

                                     Class A         Class B             Class L
================================================================================
Distribution Plan Fees               $43,841        $127,434            $88,930
================================================================================

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $124,153,630
--------------------------------------------------------------------------------
Sales                                                               129,346,025
================================================================================

At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 60,096,507
Gross unrealized depreciation                                       (28,674,877)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 31,421,630
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires daily maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to the broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio.

The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).


22
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

At June 30, 2001, the Fund had the following open futures contracts:

                          # of
                        Contracts                         Basis          Market       Unrealized
Purchased Contracts      to Buy       Expiration          Value           Value          Gain
=================================================================================================
Russell 2000               20            9/01          $5,036,479      $5,156,000      $119,521
=================================================================================================

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2001, the Fund did not hold any purchased call or put option contracts.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2001, the Fund loaned common stocks having a value of $23,333,301 and received cash collateral for loaned securities which was invested as follows:

Security Description                                                     Value
================================================================================
Certificates of Deposit:
  First Union Securities, Inc., 5.70% due 2/6/02                      $  560,193
Floating Rate Notes:
  First Union Securities, Inc., 4.07% due 5/21/02                        965,495
  Morgan Stanley Dean Witter & Co., 5.10% due 10/9/01                    587,965
  Sigma Financial Corp., 4.12% due 11/15/01                               35,621
Time Deposits:
  Bank Brussels Lambert, 4.16% due 7/2/01                              5,497,309
  Caisse des Depots et Consignations, 4.13% due 7/2/01                 7,138,297
  SE Banken, 4.16% due 7/2/01                                          5,497,309
  Union Bank of Switzerland:
      4.06% due 7/2/01                                                   102,946
      4.13% due 7/2/01                                                 3,938,371
--------------------------------------------------------------------------------
Total                                                                $24,323,506
================================================================================
Interest income earned from securities lending by the Fund for the six months ended June 30, 2001 was $75,168.


23
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

8. Capital Shares

At June 30, 2001, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At June 30, 2001, total paid-in capital amounted to the following for each class:

                              Class A         Class B        Class L        Class Y
=====================================================================================
Total Paid-in Capital       $26,046,299     $29,059,071    $20,362,161   $289,076,430
=====================================================================================

Transactions in shares of each class were as follows:

                                                           Six Months Ended                                 Year Ended
                                                             June 30, 2001                               December 31, 2000
                                                   ------------------------------                 -----------------------------
                                                   Shares                  Amount                 Shares                 Amount
====================================================================================================================================
Class A
Shares sold                                      1,614,560              $ 20,096,761            11,241,718            $ 160,199,610
Shares issued on reinvestment                           --                        --               231,088                2,967,131
Shares reacquired                               (2,207,936)              (27,656,959)          (11,182,711)            (159,688,083)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (593,376)             $ (7,560,198)              290,095            $   3,478,658
====================================================================================================================================
Class B
Shares sold                                        111,572              $  1,325,047               436,123            $   6,076,747
Shares issued on reinvestment                           --                        --               245,578                3,046,788
Shares reacquired                                 (253,916)               (2,985,623)             (513,934)              (7,059,102)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (142,344)             $ (1,660,576)              167,767            $   2,064,433
====================================================================================================================================
Class L
Shares sold                                        227,760              $  2,724,086               789,006            $  10,992,744
Shares issued on reinvestment                           --                        --               153,267                1,890,513
Shares reacquired                                 (158,787)               (1,810,109)             (530,996)              (7,454,475)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                        68,973              $    913,977               411,277            $   5,428,782
====================================================================================================================================
Class Y
Shares sold                                        659,115              $  8,160,192             3,437,574            $  47,120,194
Shares reacquired                                 (216,847)               (2,708,842)              (14,876)                (219,466)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       442,268              $  5,451,350             3,422,698            $  46,900,728
====================================================================================================================================

24
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares(1)                            2001(2)(3)        2000(3)         1999(3)        1998(3)          1997            1996
===================================================================================================================================
Net Asset Value, Beginning of Period       $ 12.91          $ 14.26        $  13.35        $ 13.68         $  12.30        $  12.15
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
Net investment income                        (0.00)*           0.02            0.02           0.00*            0.04            0.05
Net realized and unrealized gain (loss)       0.17             0.15            2.65          (0.17)**          3.23            2.14
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.17             0.17            2.67          (0.17)            3.27            2.19
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
Net investment income                           --               --           (0.08)            --            (0.04)          (0.04)
Net realized gains                              --            (1.52)          (1.68)         (0.16)           (1.98)          (2.00)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             --            (1.52)          (1.76)         (0.16)           (2.02)          (2.04)
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee(4)                               --               --              --             --             0.13              --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $ 13.08          $ 12.91        $  14.26        $ 13.35         $  13.68        $  12.30
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                  1.32%++          1.57%          21.09%         (1.31)%          28.25%          20.56%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $34,262          $41,457         $41,669        $42,747          $46,036         $52,911
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses                                      1.20%+           1.16%           1.23%          1.33%            1.21%           1.21%
Net investment income (loss)                 (0.02)+           0.15            0.13           0.03             0.24            0.43
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         36%             101%            104%           129%             140%            151%
===================================================================================================================================

(1) The Fund operated as a closed-end investment company until June 23, 1997. As of that date all existing shares were converted to Class A shares. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements. The total returns noted for each year may have been different if the Fund had been an open-end fund from inception. The Fund's total returns while it was a closed-end fund are based on net asset value.
(2)   For the six months ended June 30, 2001 (unaudited).
(3) Per share amounts have been calculated using the monthly average shares method.
(4) Amount relates to a redemption fee which was in effect through December 31, 1997.
*     Amount represents less than $0.01 per share.
** The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


25
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                                            2001(1)(2)     2000(2)         1999(2)         1998(2)         1997(3)
================================================================================================================================
Net Asset Value, Beginning of Period                   $ 12.45         $ 13.92         $ 13.09         $ 13.52         $ 13.34
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                                    (0.05)          (0.09)          (0.09)          (0.09)          (0.01)
  Net realized and unrealized gain (loss)                 0.17            0.14            2.60           (0.18)*          2.18
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                       0.12            0.05            2.51           (0.27)           2.17
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                   --              --              --              --             (0.01)
  Net realized gains                                      --             (1.52)          (1.68)          (0.16)          (1.98)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       --             (1.52)          (1.68)          (0.16)          (1.99)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $ 12.57         $ 12.45         $ 13.92         $ 13.09         $ 13.52
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                              0.96%++         0.72%          20.21%          (2.07)%         16.73%++
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                       $26,282         $27,801         $28,746         $23,551         $12,685
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                1.99%+          1.97%           2.04%           2.10%           1.99%+
  Net investment loss                                    (0.80)+         (0.65)          (0.66)          (0.72)          (0.26)+
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     36%            101%            104%            129%            140%
================================================================================================================================

(1)   For the six months ended June 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the period from June 25, 1997 (inception date) to December 31, 1997.
* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


26
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                                            2001(1)(2)      2000(2)        1999(2)         1998(2)(3)      1997(4)
================================================================================================================================
Net Asset Value, Beginning of Period                   $ 12.45         $ 13.91         $ 13.09         $ 13.51         $ 13.24
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                                    (0.05)          (0.09)          (0.08)          (0.10)          (0.01)
  Net realized and unrealized gain (loss)                 0.17            0.15            2.58           (0.16)*          2.27
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                       0.12            0.06            2.50           (0.26)           2.26
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                   --              --              --              --             (0.01)
  Net realized gains                                      --             (1.52)          (1.68)          (0.16)          (1.98)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       --             (1.52)          (1.68)          (0.16)          (1.99)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $ 12.57         $ 12.45         $ 13.91         $ 13.09         $ 13.51
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                              0.96%++         0.79%          20.12%          (1.99)%         17.53%++
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                       $19,302         $18,256         $14,684         $ 7,101         $ 2,974
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                1.96%+          1.96%           2.01%           2.13%           2.00%+
  Net investment loss                                    (0.77)+         (0.64)          (0.61)          (0.74)          (0.26)+
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     36%            101%            104%            129%            140%
================================================================================================================================

(1)   For the six months ended June 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   On June 12, 1998, Class C shares were renamed Class L shares.
(4)   For the period from June 24, 1997 (inception date) to December 31, 1997.
* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


27
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares                                            2001(1)(2)      2000(2)         1999(2)         1998(2)         1997(3)
================================================================================================================================
Net Asset Value, Beginning of Period                   $ 13.07         $ 14.37         $ 13.34         $ 13.63         $ 13.87
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                   0.02            0.07            0.08            0.06            0.01
  Net realized and unrealized gain (loss)                 0.19            0.15            2.66           (0.16)*         (0.21)
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                       0.21            0.22            2.74           (0.10)          (0.20)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                   --              --             (0.03)          (0.03)          (0.04)
  Net realized gains                                      --             (1.52)          (1.68)          (0.16)           --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       --             (1.52)          (1.71)          (0.19)          (0.04)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $ 13.28         $ 13.07         $ 14.37         $ 13.34         $ 13.63
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                              1.61%++         1.91%          21.55%          (0.80)%         (1.42)%++
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                      $290,213        $279,935        $258,594        $207,513        $104,503
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                0.80%+          0.79%           0.82%           0.94%           1.11%+
  Net investment income                                   0.39+           0.52            0.56            0.44            0.58+
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                     36%            101%            104%            129%            140%
================================================================================================================================

(1)   For the six months ended June 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the period from October 17, 1997 (inception date) to December 31,
      1997.
* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

28
Smith Barney Small Cap Core Fund, Inc. | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
SMALL CAP CORE FUND, INC.
--------------------------------------------------------------------------------

    DIRECTORS

    Lee Abraham
    Allan J. Bloostein
    Jane F. Dasher
    Donald R. Foley
    Richard E. Hanson, Jr.
    Paul Hardin
    Heath B. McLendon, Chairman
    Roderick C. Rasmussen
    John P. Toolan
    Joseph H. Fleiss, Emeritus

    OFFICERS

    Heath B. McLendon
    President and
    Chief Executive Officer

    Lewis E. Daidone
    Senior Vice President
    and Treasurer

    Sandip A. Bhagat, CFA
    Vice President

    Paul A. Brook
    Controller

    Christina T. Sydor
    Secretary

    INVESTMENT MANAGER

    Travelers Investment
    Management Company

    DISTRIBUTOR

    Salomon Smith Barney Inc.

    CUSTODIAN

    PFPC Trust Company

    TRANSFER AGENT

    Citi Fiduciary Trust Company
    125 Broad Street, 11th Floor
    New York, New York 10004

    SUB-TRANSFER AGENT

    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

Smith Barney Small Cap Core Fund, Inc.
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Small Cap Core Fund, Inc., but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY SMALL CAP CORE FUND, INC.
Smith Barney Mutual Funds
7 World Trade Center
New York, New York 10048

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds


        SALOMON SMITH BARNEY
----------------------------
A member of citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD002361 8/01